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                                                                   EXHIBIT 10.11

                                PROMISSORY NOTE

AMOUNT: $212,129.66                             DATE: 12/31/94
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COMPOUNDED: Annually                            TERM: Ten (10) years
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INTEREST RATE: Variable
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FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of
Hypercom, Inc., the amount set forth above upon the expiration of this Promissory Note. The aforementioned amount shall be used by the undersigned in payment of taxes due. As collateral for this Promissory Note, Hypercom shall retain the stock certificates of the Hypercom Pty., Ltd. stock owned by the undersigned.

Interest shall be paid quarterly, at an interest rate to be no less favorable than the rate charged Hypercom by its bank. The quarterly interest amount shall be based upon the monthly interest rate quoted by Hypercom's bank, and shall be invoiced by Hypercom each quarter, specifying the amount of interest due, along with the applicable interest rate(s) and the effective dates thereof. The interest payment shall be due ten (10) days from the date of invoice.

In the event of the undersigned leaves the employ of Hypercom, this note shall be due and payable within ten (10) days of the receipt by the undersigned of the payment for his shares of Hypercom Pty., Ltd. stock, pursuant to paragraph
5.2 of the Employment Agreement dated August 31, 1992, between the undersigned, Hypercom, Inc., and Hypercom Pty., Ltd.

In the event this note shall be in default, and placed with an attorney for collection, then the undersigned agrees to pay all reasonable attorney fees and costs of collection. Payments not made within five days of due date shall be subject to a late charge of one percent (1%) of said payment. All payments hereunder shall be made to such address as may from time to time be designated by any holder thereof.

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agreed to remain fully bound hereunder until this note shall be fully paid and waive demand, presentation and protest and all notices thereto and further agreed to remain bound, notwithstanding any extension, modification, waiver, or other indulgence by any holder or upon the discharge or release of any obligor hereunder or to this note, or upon the exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing: any indulgence on any one occasion shall not be an indulgence for any other of future occasion. Any modification or change of terms hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgment of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Arizona.

In witness where, this Promissory Note shall be executed as of the date first hereinabove written.

        /s/ Al Irato
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         Al Irato

Subscribed and sworn to before me this 31st day of December, 1994.

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            OFFICIAL SEAL
         SHANNON N. STEUDLER                           /s/ Shannon N. Steudler
[SEAL] Notary Public-State of Arizona                  ------------------------
           MARICOPA COUNTY                                  Notary Public
 My Comm. Expires March 31, 1997
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                                PROMISSORY NOTE
                                  AMENDMENT 1

The Promissory Note by Al Irato, dated December 31, 1994, of which a copy is attached hereto, is hereby amended as follows:

1. The Loan Amount is herewith increased an additional Forty Thousand Dollars ($40,000.00).

2. Such increase shall be effective the 16 day of March, 1995.

No other changes to the Promissory Note are made herewith.

/s/ Al Irato 3/17/95
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    Al Irato  Date

Subscribed and sworn to before me this 17th day of March, 1995.

/s/ Shannon N. Steudler
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Notary Public

[SEAL]
OFFICIAL SEAL
SHANNON N. STEUDLER
Notary Public - State of Arizona
MARICOPA COUNTY
My Comm. Expires March 31, 1997